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                                                                    EXHIBIT 99.2

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1994-5

RECEIVABLES


Beginning of the Month Principal Receivables:              $  1,310,814,155.89
Beginning of the Month Finance Charge Receivables:         $     78,098,488.58
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  1,388,912,644.47


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00


Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00

Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  1,254,102,598.45
End of the Month Finance Charge Receivables:               $     77,228,503.68
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  1,331,331,102.13


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  1,000,000,000.00
End of the Month Seller Amount                             $    254,102,598.45
End of the Month Seller Percentage                                       20.26%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                 RECEIVABLES

       30-59 Days Delinquent                               $     34,964,588.45
       60-89 Days Delinquent                               $     24,190,019.08
       90+ Days Delinquent                                 $     51,766,853.04
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       Total 30+ Days Delinquent                           $    110,921,460.57
       Delinquent Percentage                                              8.33%

Defaulted Accounts During the Month                        $     11,454,588.47
Annualized Default Percentage                                            10.49%

Principal Collections                                           142,110,952.97
Principal Payment Rate                                                   10.84%

Total Payment Rate                                                       11.90%


INVESTED AMOUNTS


       Class A Initial Invested Amount                     $    230,000,000.00
       Class B Initial Invested Amount                     $     20,000,000.00

INITIAL INVESTED AMOUNT                                    $    250,000,000.00

       Class A Invested Amount                             $    322,000,000.00
       Class B Invested Amount                             $     28,000,000.00

INVESTED AMOUNT                                            $    350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           26.70%
PRINCIPAL ALLOCATION PERCENTAGE                                          26.70%


MONTHLY SERVICING FEE                                      $        583,333.34

INVESTOR DEFAULT AMOUNT                                    $      3,058,375.12


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              92.00%

       Class A Finance Charge Collections                  $      6,099,969.87
       Other Amounts                                       $              0.00
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TOTAL CLASS A AVAILABLE FUNDS                              $      6,099,969.87


       Class A Monthly Interest                            $      1,242,669.65
       Class A Servicing Fee                               $        536,666.67
       Class A Investor Default Amount                     $      2,813,705.11

TOTAL CLASS A EXCESS SPREAD                                $      1,506,928.44


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.00%

       Class B Finance Charge Collections                  $        530,432.15
       Other Amounts                                       $              0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        530,432.15


       Class B Monthly Interest                            $        112,468.23
       Class B Servicing Fee                               $         46,666.67


TOTAL CLASS B EXCESS SPREAD                                $        371,297.25


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $      1,878,225.69


       Excess Spread Applied to Required Amount            $              0.00

       Excess Spread Applied to Class A Investor           $              0.00
       Charge Offs

       Excess Spread Applied to Class B Items              $        244,670.01

       Excess Spread Applied to Class B Investor           $              0.00
       Charge Offs
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       Excess Spread Applied to Monthly Cash               $         18,768.75
       Collateral Fee

       Excess Spread Applied to Cash Collateral            $              0.00
       Account

       Excess Spread Applied to other amounts owed         $              0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                $      1,614,786.93


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $      4,578,308.22


SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1994-5

       Excess Finance Charge Collections Applied to        $              0.00
       Required Amount

       Excess Finance Charge Collections Applied to        $              0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to        $              0.00
       Class B Items

       Excess Finance Charge Collections Applied to        $              0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to        $              0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to        $              0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to        $              0.00
       other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --


       Base Rate (Current Month)                                          7.16%
       Base Rate (Prior Month)                                            7.23%
       Base Rate (Two Months Ago)                                         7.76%

THREE MONTH AVERAGE BASE RATE                                             7.38%

       Portfolio Yield (Current Month)                                   12.25%
       Portfolio Yield (Prior Month)                                     14.37%
       Portfolio Yield (Two Months Ago)                                  21.88%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      16.17%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

       Class A Principal Collections                       $     34,908,134.47

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

       Class B Principal Collections                       $      3,035,489.95

TOTAL PRINCIPAL COLLECTIONS                                $     37,943,624.42





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                      $              0.00
       Deficit Controlled Amortization Amount              $              0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00
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CLASS B AMORTIZATION --

       Controlled Amortization Amount                      $              0.00
       Deficit Controlled Amortization Amount              $              0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                  $     37,943,624.42
PRINCIPAL SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $              0.00

CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                     $     49,000,000.00
       Available Cash Collateral Amount                    $     49,000,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                  $              0.00
       Class B Interest Rate Cap Payments                  $              0.00


TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00

                                             First USA Bank, NA,
                                             as Servicer


                                             By:  /s/ Tracie Klein
                                                -----------------------
                                                    Tracie H. Klein
                                                    Vice President